UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2024

Codorus Valley Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-15536	23-2428543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Leader Heights Road
York, Pennsylvania	17403
(Address of principal executive offices)	(Zip Code)

(717) 747-1519
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $2.50 par value	CVLY	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 30, 2024, Codorus Valley Bancorp, Inc. (the “Corporation” or “CVLY”) held a Special Meeting of Shareholders (“Special Meeting”) related to its pending merger with and into Orrstown Financial Services, Inc.  Notice of the Special Meeting was mailed on or about April 30, 2024, to shareholders of record as of April 18, 2024 (the “Record Date”), together with the Joint Proxy Statement of Codorus Valley Bancorp, Inc. and Orrstown Financial Services, Inc. (“ORRF”).  As of the Record Date, there were a total of 9,662,378 shares of the Corporation’s common stock outstanding and entitled to vote at the Special Meeting, of which 7,362,257 shares were represented at the Special Meeting, in person or by proxy, which represented a quorum to conduct business at the Special Meeting. Set forth below are the voting results for the three proposals that were voted on at the Special Meeting, as certified by the Judge of Elections.

Proposal 1 – Approve the Agreement of the Plan of Merger of ORRF and CVLY

The proposal to approve the Agreement and Plan of Merger by and between ORRF and CVLY dated as of December 12, 2023, pursuant to which CVLY will merge with and into ORRF, whereupon the separate corporate existence of CVLY will cease (the “CVLY merger proposal”), was approved by the required affirmative vote of a majority of the votes cast by holders of CVLY common stock, present in person or by proxy, at the CVLY Special Meeting and entitled to vote thereon.  The number of votes cast for and against, as well as the number of abstentions and broker non-votes on the CVLY merger proposal, was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,851,040	488,907	22,310	0

Proposal 2 – Approve, on a Non-binding basis, of CVLY Executive Officer Compensation

The proposal to approve, on a non-binding, advisory basis, the compensation that may become payable to CVLY’s named executive officers that is based on or otherwise related to the merger (the “CVLY  compensation proposal”), was approved by the required affirmative vote of a majority of the votes cast by holders of CVLY  common stock, present in person or by proxy, at the CVLY Special Meeting and entitled to vote thereon.  The number of votes cast for and against, as well as the number of abstentions and broker non-votes on the CVLY compensation proposal, was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,630,176	661,385	70,696	0

Proposal 3 – Adjournment

The proposal to approve adjournment of the CVLY Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the CVLY Special Meeting to approve the CVLY merger proposal (the “CVLY adjournment proposal”), was approved by the required affirmative vote of a majority of the votes cast by holders of CVLY  common stock, present in person or by proxy, at the CVLY Special Meeting and entitled to vote thereon. The number of votes cast for and against, as well as the number of abstentions and broker non-votes on the CVLY adjournment proposal, was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,546,831	640,908	174,518	0

Item 8.01	Other Events

On May 30, 2024, CVLY and ORRF issued a joint press release announcing the results of their respective special meetings held on May 30, 2024. A copy of the joint press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

99.1	Joint Press Release dated May 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Codorus Valley Bancorp, Inc.

Date: May 31, 2024	By:	/s/ Daniel R. Stolzer
Daniel R. Stolzer
Executive Vice President, General Counsel
and Corporate Secretary